Exhibit 99.2



                                  Certification
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                   (Subsections (a) and (b) of Section 1350,
                  Chapter 63 of Title 18, United States Code)


         Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Cone Mills Corporation, a North Carolina corporation (the "Company"), does hereby certify that:

         The Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 (the "Form 10-Q") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents in all material respects, the financial condition and results of operations of the Company.


Dated: August 9, 2002                /s/ John L. Bakane
                                     ------------------
                                     John L. Bakane
                                     Chief Executive Officer



Dated: August 9, 2002               /s/ Gary L. Smith
                                    -----------------
                                    Gary L. Smith
                                    Chief Financial Officer

         The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of the Form 10-Q or as a separate disclosure document.